                                                                     Exhibit (s)

                                POWER OF ATTORNEY

     I, the undersigned trustee or officer of the investment companies listed on Annex A for which Pioneer Investment Management, Inc. or one of its affiliates acts as investment adviser (each, a "Trust" and collectively, the "Trusts"), hereby constitute and appoint Dorothy E. Bourassa, John F. Cogan, Jr., Daniel K. Kingsbury and Vincent Nave, and each of them acting singly, to be my true, sufficient and lawful attorneys, with full power to each of them to sign for me, in my name, (i) any Registration Statement on Form N-1A, N-2 or any other applicable registration form under the Investment Company Act of 1940, as amended, and/or under the Securities Act of 1933, as amended, and any and all amendments thereto filed by each Trust, of which I am now, or am on the date of such filing, a Trustee or officer of the Trust, (ii) any application, notice or other filings with the Securities and Exchange Commission, and (iii) any and all other documents and papers relating thereto, and generally to do all such things in my name and on behalf of me to enable each Trust to comply with the Investment Company Act of 1940, as amended, and the Securities Act of 1933, as amended, and the rules and regulations promulgated thereunder, hereby ratifying and confirming my signature as it may be signed by said attorneys, or each of them, to any and all Registration Statements and amendments to said Registration Statements, including any amendments to establish a new series of a Trust, and any other filings with the Securities and Exchange Commission on behalf of each Trust.

     IN WITNESS WHEREOF, I have hereunder set my hand as of this 16th day of April, 2007.


/s/ Mary K. Bush                        /s/ David R. Bock
-------------------------------------   ----------------------------------------
Mary K. Bush                            David R. Bock


/s/ John F. Cogan, Jr.                  /s/ Margaret B.W. Graham
-------------------------------------   ----------------------------------------
John F. Cogan, Jr.                      Margaret B.W. Graham


/s/ Daniel K. Kingsbury                 /s/ Thomas J. Perna
-------------------------------------   ----------------------------------------
Daniel K. Kingsbury                     Thomas J. Perna


/s/ Stephen K. West                     /s/ Marguerite A. Piret
-------------------------------------   ----------------------------------------
Stephen K. West                         Marguerite A. Piret


/s/ Vincent Nave                        /s/ John Winthrop
-------------------------------------   ----------------------------------------
Vincent Nave                            John Winthrop

                                POWER OF ATTORNEY
                                     ANNEX A

PIONEER BOND FUND *
Pioneer Diversified High Income Trust
Pioneer Emerging Markets Fund
Pioneer Equity Income Fund
Pioneer Equity Opportunity Fund
Pioneer Europe Select Equity Fund
Pioneer Floating Rate Trust
PIONEER FUND *
Pioneer Fundamental Growth Fund
Pioneer Global High Yield Fund
Pioneer Growth Shares
Pioneer High Income Trust
Pioneer High Yield Fund
PIONEER IBBOTSON ALLOCATION SERIES: *
   Pioneer Ibbotson Aggressive Allocation Fund
   Pioneer Ibbotson Conservative Allocation Fund
   Pioneer Ibbotson Growth Allocation Fund
   Pioneer Ibbotson Moderate Allocation Fund
Pioneer Independence Fund
Pioneer Interest Shares
Pioneer International Equity Fund
Pioneer International Value Fund
Pioneer Mid Cap Growth Fund
PIONEER MID CAP VALUE FUND *
PIONEER MONEY MARKET TRUST: *
   Pioneer Cash Reserves Fund
Pioneer Municipal High Income Trust
Pioneer Municipal High Income Advantage Trust
Pioneer Protected Principal Trust:
   Pioneer Protected Principal Plus Fund
   Pioneer Protected Principal Plus Fund II
Pioneer Real Estate Shares
Pioneer Research Fund
Pioneer Select Equity Fund
Pioneer Select Value Fund
PIONEER SERIES TRUST I: *
   Pioneer Oak Ridge Large Cap Growth Fund
   Pioneer Oak Ridge Small Cap Growth Fund
PIONEER SERIES TRUST II: *
   Pioneer AmPac Growth Fund
   Pioneer AMT-Free CA Municipal Fund
   Pioneer AMT-Free Municipal Fund
   Pioneer Growth Leaders Fund
   Pioneer Growth Opportunities Fund
   Pioneer Small and Mid Cap Growth Fund
   Pioneer Strategic Growth Fund
   Pioneer Tax Free Money Market Fund
Pioneer Series Trust III:
   Pioneer Cullen Value Fund
PIONEER SERIES TRUST IV: *
   Pioneer Classic Balanced Fund
   Pioneer Government Income Fund
   Pioneer Institutional Money Market Fund
   Pioneer International Core Equity Fund
   Pioneer Treasury Reserves Fund
Pioneer Series Trust V:
   Pioneer Global Select Equity Fund
   Pioneer High Income Municipal Fund
   Pioneer Oak Ridge All Cap Growth Fund
   Pioneer Select Research Growth Fund
   Pioneer Select Research Value Fund
Pioneer Series Trust VI:
   Pioneer Floating Rate Fund
PIONEER SHORT TERM INCOME FUND *
Pioneer Small Cap Value Fund
Pioneer Strategic Income Fund
Pioneer Tax Advantaged Balanced Trust
PIONEER TAX FREE INCOME FUND *
PIONEER VALUE FUND *
PIONEER VARIABLE CONTRACTS TRUST: *
   Pioneer America Income VCT Portfolio
   Pioneer Bond VCT Portfolio
   Pioneer Core Bond VCT Portfolio
   Pioneer Cullen Value VCT Portfolio
   Pioneer Emerging Markets VCT Portfolio
   Pioneer Equity Income VCT Portfolio
   Pioneer Equity Opportunity VCT Portfolio
   Pioneer Fund VCT Portfolio
   Pioneer Global High Yield VCT Portfolio
   Pioneer Growth Opportunities VCT Portfolio
   Pioneer Growth Shares VCT Portfolio
   Pioneer High Yield VCT Portfolio
   Pioneer Ibbotson Aggressive Allocation VCT Portfolio
   Pioneer Ibbotson Growth Allocation VCT Portfolio
   Pioneer Ibbotson Moderate Allocation VCT Portfolio
   Pioneer International Value VCT Portfolio
   Pioneer Mid Cap Value VCT Portfolio
   Pioneer Money Market VCT Portfolio
   Pioneer Oak Ridge Large Cap Growth VCT Portfolio
   Pioneer Real Estate Shares VCT Portfolio
   Pioneer Small and Mid Cap Growth VCT Portfolio
   Pioneer Small Cap Value VCT Portfolio
   Pioneer Strategic Income VCT Portfolio
   Pioneer Value VCT Portfolio

*    MR. KINGSBURY AND MR. WEST ARE NOT TRUSTEES OF THIS TRUST.

                                POWER OF ATTORNEY

     I, the undersigned trustee or officer of the closed-end investment companies listed on Annex A for which Pioneer Investment Management, Inc. or one of its affiliates acts as investment adviser (each, a "Trust" and collectively, the "Trusts"), hereby constitute and appoint Dorothy E. Bourassa, John F. Cogan, Jr., Daniel K. Kingsbury and Vincent Nave, and each of them acting singly, to be my true, sufficient and lawful attorneys, with full power to each of them to sign for me, in my name, (i) any filings on Form 3, Form 4 and Form 5 with respect to each Trust pursuant to Section 16 of the Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder and (ii) any and all amendments to such filings, and to do generally all such things in my name and on my behalf to enable each Trust to comply with the Securities Exchange Act of 1934, as amended, and related rules and regulations of the Securities and Exchange Commission, hereby ratifying and confirming my signature as it may be signed by said attorneys, or each of them, to any such filings.

     IN WITNESS WHEREOF, I have hereunder set my hand as of this 16th day of April, 2007.


/s/ Mary K. Bush                        /s/ David R. Bock
-------------------------------------   ----------------------------------------
Mary K. Bush                            David R. Bock


/s/ John F. Cogan, Jr.                  /s/ Margaret B.W. Graham
-------------------------------------   ----------------------------------------
John F. Cogan, Jr.                      Margaret B.W. Graham


/s/ Daniel K. Kingsbury                 /s/ Thomas J. Perna
-------------------------------------   ----------------------------------------
Daniel K. Kingsbury                     Thomas J. Perna


/s/ Stephen K. West                     /s/ Marguerite A. Piret
-------------------------------------   ----------------------------------------
Stephen K. West                         Marguerite A. Piret


/s/ Vincent Nave                        /s/ John Winthrop
-------------------------------------   ----------------------------------------
Vincent Nave                            John Winthrop

                                POWER OF ATTORNEY
                                     ANNEX A

Pioneer Diversified High Income Trust
Pioneer Floating Rate Trust
Pioneer High Income Trust
Pioneer Interest Shares
Pioneer Municipal High Income Advantage Trust
Pioneer Municipal High Income Trust
Pioneer Tax Advantaged Balanced Trust